JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — 51.0%
Aerospace & Defense — 0.7%
Airbus SE (France) 3.15%, 4/10/2027(a)	500	523
Boeing Co. (The)
2.35%, 10/30/2021	1,000	1,007
3.55%, 3/1/2038	500	530
Lockheed Martin Corp. 3.80%, 3/1/2045	300	335
Northrop Grumman Corp.
3.25%, 8/1/2023	520	541
3.85%, 4/15/2045	250	272
United Technologies Corp.
2.80%, 5/4/2024	750	771
4.15%, 5/15/2045	300	347

		4,326

Air Freight & Logistics — 0.5%
FedEx Corp.
3.40%, 1/14/2022	500	514
3.40%, 2/15/2028	500	512
3.10%, 8/5/2029	1,000	993
4.10%, 2/1/2045	500	496
United Parcel Service, Inc. 3.40%, 9/1/2049	300	306

		2,821

Airlines — 0.4%
Delta Air Lines, Inc.
2.60%, 12/4/2020	1,000	1,004
3.80%, 4/19/2023	500	515
Southwest Airlines Co. 3.00%, 11/15/2026	500	514

		2,033

Auto Components — 0.1%
Adient US LLC 7.00%, 5/15/2026(a)	80	86
Allison Transmission, Inc. 5.00%, 10/1/2024(a)	100	102
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025	252	256
6.25%, 3/15/2026	15	15
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026(a)	35	30
Dana, Inc. 5.50%, 12/15/2024	215	221
Delphi Technologies plc 5.00%, 10/1/2025(a)	25	22

		732

Automobiles — 1.9%
BMW Finance NV (Germany) 2.85%, 8/14/2029(a)	500	506
BMW US Capital LLC (Germany) 3.10%, 4/12/2021(a)	1,000	1,014
Daimler Finance North America LLC (Germany)
2.25%, 3/2/2020(a)	750	750
2.20%, 10/30/2021(a)	750	750
2.85%, 1/6/2022(a)	500	506
3.10%, 8/15/2029(a)	500	507
Hyundai Capital America
2.55%, 4/3/2020(a)	1,000	1,001
3.00%, 6/20/2022(a)	1,000	1,009
2.85%, 11/1/2022(a)	750	756
Nissan Motor Acceptance Corp.
2.15%, 9/28/2020(a)	1,000	1,000
1.90%, 9/14/2021(a)	750	743
2.65%, 7/13/2022(a)	750	752
3.45%, 3/15/2023(a)	500	514
Volkswagen Group of America Finance LLC (Germany) 2.50%, 9/24/2021(a)	1,000	1,005

		10,813

Banks — 7.4%
Australia & New Zealand Banking Group Ltd. (Australia) 2.13%, 8/19/2020	1,000	1,001
Banco Santander SA (Spain)
3.85%, 4/12/2023	400	417
4.38%, 4/12/2028	400	438
Bank of America Corp.
Series L, 2.25%, 4/21/2020	500	501
4.20%, 8/26/2024	750	803
4.00%, 1/22/2025	750	798
Series L, 3.95%, 4/21/2025	500	531
(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026(b)	750	783
(ICE LIBOR USD 3 Month + 1.18%), 3.19%, 7/23/2030(b)	500	516
(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038(b)	500	578
(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048(b)	250	304
(ICE LIBOR USD 3 Month + 1.19%), 3.95%, 1/23/2049(b)	400	456
Barclays Bank plc (United Kingdom) 2.65%, 1/11/2021	1,500	1,509
Barclays plc (United Kingdom) 3.65%, 3/16/2025	750	774
BNP Paribas SA (France)
2.38%, 5/21/2020	1,000	1,002
2.95%, 5/23/2022(a)	200	203
3.50%, 3/1/2023(a)	1,000	1,035
Citigroup, Inc.
2.40%, 2/18/2020	500	501
4.40%, 6/10/2025	1,500	1,620
5.50%, 9/13/2025	1,000	1,143
(SOFR + 1.42%), 2.98%, 11/5/2030(b)	500	505
6.63%, 6/15/2032	320	425
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039(b)	500	548
(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048(b)	300	358
Credit Agricole SA (France) 3.38%, 1/10/2022(a)	1,700	1,737
Discover Bank 3.35%, 2/6/2023	1,000	1,030

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
HSBC Holdings plc (United Kingdom)
(USD ICE Swap Rate 5 Year + 3.63%), 5.63%, 1/17/2020(b)(c)(d)	1,900	1,907
2.65%, 1/5/2022	1,000	1,009
4.25%, 3/14/2024	400	423
(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025(b)	750	784
(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028(b)	500	532
HSBC USA, Inc. 2.35%, 3/5/2020	1,500	1,501
ING Groep NV (Netherlands) 4.05%, 4/9/2029	750	825
Lloyds Banking Group plc (United Kingdom) 4.38%, 3/22/2028	750	823
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.67%, 7/25/2022	750	759
3.20%, 7/18/2029	750	777
Mizuho Bank Ltd. (Japan) 2.40%, 3/26/2020(a)	1,000	1,001
Mizuho Financial Group, Inc. (Japan)
2.95%, 2/28/2022	750	763
2.84%, 9/13/2026	750	761
(ICE LIBOR USD 3 Month + 1.31%), 2.87%, 9/13/2030(b)	500	500
Royal Bank of Scotland Group plc (United Kingdom)
3.88%, 9/12/2023	1,000	1,040
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025(b)	500	528
Santander Holdings USA, Inc. 2.65%, 4/17/2020	1,000	1,002
Santander UK plc (United Kingdom) 2.38%, 3/16/2020	750	751
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.78%, 7/12/2022	1,000	1,016
3.54%, 1/17/2028	500	532
2.72%, 9/27/2029	500	497
SunTrust Bank 3.00%, 2/2/2023	750	769
SunTrust Banks, Inc. 2.70%, 1/27/2022	750	758
Toronto-Dominion Bank (The) (Canada) 2.55%, 1/25/2021	1,500	1,512
Wells Fargo & Co.
3.00%, 2/19/2025	500	513
3.00%, 10/23/2026	1,000	1,029
Wells Fargo Bank NA
3.55%, 8/14/2023	1,000	1,049
6.60%, 1/15/2038	300	431

		43,308

Beverages — 1.4%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	1,000	1,162
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.15%, 1/23/2025	500	544
4.60%, 4/15/2048	300	348
Bacardi Ltd. (Bermuda) 5.15%, 5/15/2038(a)	500	553
Coca-Cola Co. (The) 2.13%, 9/6/2029	750	732
Constellation Brands, Inc. 3.70%, 12/6/2026	500	535
Keurig Dr Pepper, Inc.
4.06%, 5/25/2023	500	529
3.40%, 11/15/2025	500	521
2.55%, 9/15/2026	750	745
Molson Coors Brewing Co. 2.25%, 3/15/2020	1,500	1,501
PepsiCo, Inc.
3.00%, 10/15/2027	500	531
4.25%, 10/22/2044	446	534

		8,235

Biotechnology — 0.6%
AbbVie, Inc.
3.20%, 11/21/2029(a)	1,000	1,016
4.30%, 5/14/2036	500	542
Amgen, Inc. 4.40%, 5/1/2045	1,000	1,130
Gilead Sciences, Inc. 3.50%, 2/1/2025	500	528

		3,216

Building Products — 0.2%
CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027(a)	500	518
Johnson Controls International plc 4.50%, 2/15/2047	350	381
Owens Corning 4.40%, 1/30/2048	400	379

		1,278

Capital Markets — 4.8%
Ameriprise Financial, Inc. 2.88%, 9/15/2026	500	513
Apollo Management Holdings LP 5.00%, 3/15/2048(a)	500	574
Bank of New York Mellon Corp. (The) (ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023(b)	750	760
BlackRock, Inc. 3.25%, 4/30/2029	500	538
Blackstone Holdings Finance Co. LLC 4.00%, 10/2/2047(a)	300	323
Brookfield Finance, Inc. (Canada) 3.90%, 1/25/2028	500	534
Cboe Global Markets, Inc. 3.65%, 1/12/2027	1,000	1,073
Charles Schwab Corp. (The) 3.25%, 5/22/2029	500	527
CME Group, Inc. 3.00%, 3/15/2025	500	521
Credit Suisse AG (Switzerland)
3.00%, 10/29/2021	700	712
2.10%, 11/12/2021	750	752
3.63%, 9/9/2024	1,000	1,058

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Credit Suisse Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029(a)(b)	500	535
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	300	438
Deutsche Bank AG (Germany)
2.70%, 7/13/2020	1,000	1,000
3.15%, 1/22/2021	1,500	1,502
3.38%, 5/12/2021	500	503
3.95%, 2/27/2023	1,000	1,018
E*TRADE Financial Corp. 2.95%, 8/24/2022	750	760
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023(b)	1,000	1,014
4.25%, 10/21/2025	1,500	1,620
(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029(b)	750	802
6.45%, 5/1/2036	750	988
5.15%, 5/22/2045	300	369
Lehman Brothers Holdings, Inc.
0.00%, 8/21/2009(e)(f)	1,350	17
0.00%, 5/25/2049(f)	850	10
Moody’s Corp. 2.63%, 1/15/2023	750	760
Morgan Stanley
5.50%, 1/26/2020	395	397
3.70%, 10/23/2024	750	794
3.95%, 4/23/2027	500	535
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029(b)	750	806
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038(b)	500	551
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039(b)	400	466
Neuberger Berman Group LLC 4.88%, 4/15/2045(a)	300	311
Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032(b)	500	515
Nuveen Finance LLC 4.13%, 11/1/2024(a)	1,000	1,081
Owl Rock Capital Corp. 4.00%, 3/30/2025	1,000	991
TD Ameritrade Holding Corp. 2.95%, 4/1/2022	500	510
UBS AG (Switzerland) 2.20%, 6/8/2020(a)	1,000	1,001
UBS Group AG (Switzerland) (ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023(a)(b)	1,000	1,012

		28,191

Chemicals — 0.5%
Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023(a)	750	775
Dow Chemical Co. (The)
3.50%, 10/1/2024	500	524
4.38%, 11/15/2042	250	263
INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024(a)	200	205
LyondellBasell Industries NV 4.63%, 2/26/2055	250	264
PPG Industries, Inc. 3.20%, 3/15/2023	750	776
Reichhold Industries, Inc. 11.03%, 5/1/2018‡(a)(f)	283	—
Venator Finance SARL 5.75%, 7/15/2025(a)	105	95

		2,902

Commercial Services & Supplies — 0.0%(h)
Nielsen Finance LLC 4.50%, 10/1/2020	135	135

Communications Equipment — 0.3%
Cisco Systems, Inc. 2.20%, 9/20/2023	1,000	1,009
CommScope Technologies LLC 6.00%, 6/15/2025(a)	485	468

		1,477

Construction & Engineering — 0.0%(h)
Zekelman Industries, Inc. 9.88%, 6/15/2023(a)	40	42

Consumer Finance — 3.5%
AerCap Ireland Capital DAC (Ireland) 3.30%, 1/23/2023	500	512
Ally Financial, Inc.
4.63%, 5/19/2022	25	26
4.63%, 3/30/2025	40	43
5.75%, 11/20/2025	245	270
American Express Co.
3.40%, 2/27/2023	750	779
3.00%, 10/30/2024	750	773
3.13%, 5/20/2026	500	521
American Express Credit Corp. 2.38%, 5/26/2020	750	751
American Honda Finance Corp. 3.38%, 12/10/2021	500	515
Capital One Financial Corp.
2.50%, 5/12/2020	1,000	1,002
3.20%, 1/30/2023	500	514
3.30%, 10/30/2024	750	777
3.75%, 7/28/2026	500	524
3.80%, 1/31/2028	500	530
Caterpillar Financial Services Corp. 2.85%, 6/1/2022	500	512
Discover Financial Services 4.10%, 2/9/2027	500	536
Ford Motor Credit Co. LLC
2.43%, 6/12/2020	1,000	1,000
3.22%, 1/9/2022	750	752
2.98%, 8/3/2022	750	748
4.38%, 8/6/2023	500	514
3.81%, 1/9/2024	500	500
3.82%, 11/2/2027	500	475
General Motors Financial Co., Inc.
3.15%, 6/30/2022	1,000	1,017
4.00%, 1/15/2025	1,000	1,036
3.85%, 1/5/2028	750	755

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Harley-Davidson Financial Services, Inc.
2.15%, 2/26/2020(a)	750	750
2.40%, 6/15/2020(a)	1,000	999
Hyundai Capital Services, Inc. (South Korea) 3.00%, 3/6/2022(a)	500	504
John Deere Capital Corp.
3.35%, 6/12/2024	500	527
2.65%, 6/24/2024	500	513
2.80%, 7/18/2029	500	516
Springleaf Finance Corp. 6.63%, 1/15/2028	39	43
Synchrony Financial 2.70%, 2/3/2020	1,000	1,001

		20,235

Containers & Packaging — 0.2%
Bemis Co., Inc. 3.10%, 9/15/2026(a)	500	488
Berry Global, Inc. 4.88%, 7/15/2026(a)	140	147
Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	785	786

		1,421

Diversified Consumer Services — 0.0%(h)
Service Corp. International
7.50%, 4/1/2027	145	177
5.13%, 6/1/2029	65	69

		246

Diversified Financial Services — 0.4%
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	500	538
Shell International Finance BV (Netherlands) 2.38%, 11/7/2029	750	742
Siemens Financieringsmaatschappij NV (Germany)
3.13%, 3/16/2024(a)	500	519
4.20%, 3/16/2047(a)	300	356

		2,155

Diversified Telecommunication Services — 2.4%
AT&T, Inc.
3.20%, 3/1/2022	750	767
3.90%, 3/11/2024	600	635
3.95%, 1/15/2025	500	534
3.60%, 7/15/2025	500	526
4.50%, 5/15/2035	500	554
6.00%, 8/15/2040	300	380
5.35%, 9/1/2040	850	1,017
5.35%, 12/15/2043(i)	330	393
British Telecommunications plc (United Kingdom) 3.25%, 11/8/2029(a)	500	495
CCO Holdings LLC
5.88%, 4/1/2024(a)	345	360
5.75%, 2/15/2026(a)	600	634
5.13%, 5/1/2027(a)	355	376
Cincinnati Bell, Inc. 7.00%, 7/15/2024(a)	10	9
Deutsche Telekom International Finance BV (Germany) 2.23%, 1/17/2020(a)	1,000	1,000
Frontier Communications Corp.
11.00%, 9/15/2025	250	115
8.50%, 4/1/2026(a)	125	124
8.00%, 4/1/2027(a)	60	62
Intelsat Jackson Holdings SA (Luxembourg) 5.50%, 8/1/2023	931	740
Level 3 Financing, Inc. 5.63%, 2/1/2023	750	753
Sprint Capital Corp. 8.75%, 3/15/2032	555	662
Verizon Communications, Inc.
3.38%, 2/15/2025	69	73
4.02%, 12/3/2029	974	1,088
4.50%, 8/10/2033	500	585
4.40%, 11/1/2034	500	580
4.27%, 1/15/2036	577	658
5.01%, 4/15/2049	500	643
Windstream Services LLC 9.00%, 6/30/2025(a)(f)	401	152

		13,915

Electric Utilities — 1.9%
AEP Transmission Co. LLC 3.75%, 12/1/2047	300	329
Alabama Power Co. 3.75%, 3/1/2045	300	324
Appalachian Power Co. 6.38%, 4/1/2036	300	394
Commonwealth Edison Co. 3.70%, 3/1/2045	300	324
DTE Electric Co. 3.70%, 3/15/2045	300	332
Duke Energy Carolinas LLC
6.00%, 1/15/2038	435	594
3.75%, 6/1/2045	300	328
Duke Energy Corp.
1.80%, 9/1/2021	750	747
2.65%, 9/1/2026	500	504
Entergy Arkansas LLC 3.75%, 2/15/2021	535	544
Eversource Energy Series M, 3.30%, 1/15/2028	500	519
Gulf Power Co. Series A, 3.30%, 5/30/2027	500	528
MidAmerican Energy Co. 3.10%, 5/1/2027	500	528
NextEra Energy Capital Holdings, Inc. 2.40%, 9/1/2021	2,000	2,011
NSTAR Electric Co. 3.20%, 5/15/2027	500	526
Potomac Electric Power Co. 4.15%, 3/15/2043	250	283
Public Service Electric & Gas Co. 3.00%, 5/15/2027	500	519
Virginia Electric & Power Co. Series A, 2.88%, 7/15/2029	500	511

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Xcel Energy, Inc.
4.70%, 5/15/2020	730	731
3.35%, 12/1/2026	500	524

		11,100

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc. 4.00%, 4/1/2025	500	517

Energy Equipment & Services — 0.1%
Calfrac Holdings LP (Canada) 8.50%, 6/15/2026(a)	10	4
Halliburton Co. 3.50%, 8/1/2023	250	259
Transocean Guardian Ltd. 5.88%, 1/15/2024(a)	11	11
Transocean Pontus Ltd. 6.13%, 8/1/2025(a)	4	4

		278

Entertainment — 0.8%
Activision Blizzard, Inc. 2.60%, 6/15/2022	250	253
NBCUniversal Media LLC 4.38%, 4/1/2021	1,065	1,099
Netflix, Inc. 5.38%, 11/15/2029(a)	45	47
Viacom, Inc. 4.25%, 9/1/2023	1,250	1,325
Walt Disney Co. (The) 6.40%, 12/15/2035	1,275	1,848

		4,572

Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.
2.80%, 6/1/2020	500	502
3.45%, 9/15/2021	500	511
3.80%, 8/15/2029	600	640
AvalonBay Communities, Inc. 3.45%, 6/1/2025	500	529
Boston Properties LP
3.20%, 1/15/2025	250	258
2.75%, 10/1/2026	500	505
3.40%, 6/21/2029	500	523
CoreCivic, Inc. 4.63%, 5/1/2023	225	220
Crown Castle International Corp. 3.15%, 7/15/2023	1,000	1,029
GEO Group, Inc. (The)
5.13%, 4/1/2023	120	106
5.88%, 10/15/2024	30	25
Kimco Realty Corp. 4.25%, 4/1/2045	350	376
RHP Hotel Properties LP 5.00%, 4/15/2023	200	205
Uniti Group LP 8.25%, 10/15/2023	65	55
VICI Properties 1 LLC 8.00%, 10/15/2023	107	116

		5,600

Food & Staples Retailing — 0.7%
Costco Wholesale Corp. 2.75%, 5/18/2024	500	516
CVS Pass-Through Trust 7.51%, 1/10/2032(a)	580	712
Kroger Co. (The) 2.65%, 10/15/2026	750	751
Rite Aid Corp. 6.13%, 4/1/2023(a)	40	33
Sysco Corp. 3.55%, 3/15/2025	500	534
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	500	517
4.65%, 6/1/2046	350	352
Walmart, Inc. 4.05%, 6/29/2048	350	419

		3,834

Food Products — 1.0%
Conagra Brands, Inc. 4.30%, 5/1/2024	500	536
General Mills, Inc.
3.20%, 2/10/2027	500	526
4.70%, 4/17/2048	500	595
Grupo Bimbo SAB de CV (Mexico) 4.88%, 6/30/2020(a)	122	124
Hershey Co. (The) 3.38%, 8/15/2046	350	372
Kellogg Co. 3.40%, 11/15/2027	500	523
Mondelez International Holdings Netherlands BV 2.00%, 10/28/2021(a)	750	749
Mondelez International, Inc. 3.63%, 5/7/2023	500	524
Smithfield Foods, Inc. 3.35%, 2/1/2022(a)	1,000	1,005
Tyson Foods, Inc. 3.95%, 8/15/2024	250	267
Unilever Capital Corp. (United Kingdom) 2.60%, 5/5/2024	500	512

		5,733

Gas Utilities — 0.1%
KeySpan Gas East Corp. 2.74%, 8/15/2026(a)	500	504

Health Care Equipment & Supplies — 0.5%
Abbott Laboratories 3.88%, 9/15/2025	1,000	1,090
Becton Dickinson and Co. 2.40%, 6/5/2020	1,000	1,002
Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	750	780

		2,872

Health Care Providers & Services — 1.9%
Aetna, Inc. 3.50%, 11/15/2024	500	522
Air Medical Group Holdings, Inc. 6.38%, 5/15/2023(a)	451	392
AmerisourceBergen Corp. 4.30%, 12/15/2047	300	311
Cigna Corp. 4.13%, 11/15/2025	500	539
Community Health Systems, Inc. 8.63%, 1/15/2024(a)	15	15

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CVS Health Corp.
2.80%, 7/20/2020	1,000	1,005
4.10%, 3/25/2025	1,000	1,074
3.25%, 8/15/2029	750	762
4.78%, 3/25/2038	500	569
5.05%, 3/25/2048	500	591
DaVita, Inc. 5.00%, 5/1/2025	215	222
Encompass Health Corp. 5.75%, 11/1/2024	239	242
Envision Healthcare Corp. 8.75%, 10/15/2026(a)	25	10
HCA, Inc. 5.38%, 2/1/2025	1,120	1,238
Humana, Inc. 3.95%, 3/15/2027	500	537
Laboratory Corp. of America Holdings 3.20%, 2/1/2022	500	511
Quest Diagnostics, Inc. 3.50%, 3/30/2025	500	526
Tenet Healthcare Corp.
8.13%, 4/1/2022	39	43
6.75%, 6/15/2023	300	324
UnitedHealth Group, Inc.
2.88%, 8/15/2029	600	618
4.63%, 7/15/2035	250	306
4.75%, 7/15/2045	500	619

		10,976

Hotels, Restaurants & Leisure — 1.5%
Boyne USA, Inc. 7.25%, 5/1/2025(a)	5	5
Hyatt Hotels Corp. 4.38%, 9/15/2028	500	541
International Game Technology plc 6.25%, 2/15/2022(a)	250	264
Marriott International, Inc. 2.30%, 1/15/2022	1,000	1,002
McDonald’s Corp.
3.70%, 1/30/2026	500	538
3.50%, 3/1/2027	500	534
4.60%, 5/26/2045	300	354
4.88%, 12/9/2045	300	368
MGM Resorts International
6.00%, 3/15/2023	360	396
5.50%, 4/15/2027	440	483
Royal Caribbean Cruises Ltd. 2.65%, 11/28/2020	1,500	1,508
Sabre GLBL, Inc. 5.38%, 4/15/2023(a)	300	308
Starbucks Corp.
2.20%, 11/22/2020	1,500	1,508
3.55%, 8/15/2029	600	650
3.75%, 12/1/2047	300	310
Wynn Las Vegas LLC 5.50%, 3/1/2025(a)	125	133

		8,902

Household Durables — 0.0%(h)
Tempur Sealy International, Inc. 5.63%, 10/15/2023	175	180

Household Products — 0.2%
Central Garden & Pet Co. 5.13%, 2/1/2028	125	130
Kimberly-Clark Corp. 3.90%, 5/4/2047	350	396
Procter & Gamble Co. (The) 3.50%, 10/25/2047	350	398
Spectrum Brands, Inc. 5.75%, 7/15/2025	125	131

		1,055

Industrial Conglomerates — 0.3%
Honeywell International, Inc.
1.85%, 11/1/2021	500	500
2.50%, 11/1/2026	400	407
Ingersoll-Rand Luxembourg Finance SA 3.50%, 3/21/2026	500	522

		1,429

Insurance — 1.3%
Aflac, Inc. 3.63%, 6/15/2023	400	421
Allstate Corp. (The)
3.28%, 12/15/2026	500	532
5.55%, 5/9/2035	400	516
American International Group, Inc.
3.88%, 1/15/2035	500	533
4.50%, 7/16/2044	500	572
Aon plc 4.25%, 12/12/2042	275	294
Chubb INA Holdings, Inc. 3.15%, 3/15/2025	500	526
Hartford Financial Services Group, Inc. (The) 2.80%, 8/19/2029	500	502
Liberty Mutual Group, Inc. 3.95%, 10/15/2050(a)	400	408
Lincoln National Corp.
4.00%, 9/1/2023	250	266
3.80%, 3/1/2028	500	532
MetLife, Inc. 4.05%, 3/1/2045	300	341
New York Life Global Funding 1.95%, 2/11/2020(a)	750	750
Prudential Financial, Inc. 4.35%, 2/25/2050	400	463
Willis North America, Inc. 3.60%, 5/15/2024	1,000	1,044

		7,700

Interactive Media & Services — 0.3%
Alphabet, Inc. 2.00%, 8/15/2026	900	897
Baidu, Inc. (China) 2.88%, 7/6/2022	1,000	1,007

		1,904

Internet & Direct Marketing Retail — 0.8%
Alibaba Group Holding Ltd. (China) 4.00%, 12/6/2037	500	538
Amazon.com, Inc.
1.90%, 8/21/2020	1,000	1,001
2.80%, 8/22/2024	500	518
3.88%, 8/22/2037	400	455
4.25%, 8/22/2057	400	491

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
eBay, Inc. 3.60%, 6/5/2027	500	519
Expedia Group, Inc. 4.50%, 8/15/2024	1,000	1,079

		4,601

IT Services — 1.0%
Cogent Communications Group, Inc. 5.38%, 3/1/2022(a)	650	678
International Business Machines Corp.
1.88%, 8/1/2022	750	748
4.15%, 5/15/2039	400	453
Mastercard, Inc.
2.95%, 11/21/2026	500	525
2.95%, 6/1/2029	500	525
3.65%, 6/1/2049	300	337
PayPal Holdings, Inc. 2.85%, 10/1/2029	1,000	998
Visa, Inc.
2.15%, 9/15/2022	1,000	1,009
4.30%, 12/14/2045	300	369
Zayo Group LLC
6.00%, 4/1/2023	250	256
5.75%, 1/15/2027(a)	45	46

		5,944

Leisure Products — 0.1%
Hasbro, Inc. 3.50%, 9/15/2027	500	495
Mattel, Inc. 6.75%, 12/31/2025(a)	46	48
Vista Outdoor, Inc. 5.88%, 10/1/2023	32	30

		573

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc. 3.05%, 9/22/2026	750	765

Machinery — 0.1%
Snap-on, Inc. 3.25%, 3/1/2027	500	525

Media — 1.9%
Altice Financing SA (Luxembourg) 6.63%, 2/15/2023(a)	400	409
CBS Corp. 2.90%, 1/15/2027	1,000	999
Charter Communications Operating LLC (ICE LIBOR USD 3 Month + 1.65%), 3.56%, 2/1/2024(b)	85	87
Comcast Corp.
1.63%, 1/15/2022	1,000	995
3.38%, 2/15/2025	500	528
3.15%, 2/15/2028	500	525
4.40%, 8/15/2035	400	469
6.95%, 8/15/2037	350	521
4.50%, 1/15/2043	250	295
3.45%, 2/1/2050	300	308
Cox Communications, Inc.
3.85%, 2/1/2025(a)	500	529
3.50%, 8/15/2027(a)	500	527
CSC Holdings LLC 10.88%, 10/15/2025(a)	694	781
Discovery Communications LLC
3.50%, 6/15/2022	500	515
3.45%, 3/15/2025	500	519
4.13%, 5/15/2029	500	535
DISH DBS Corp.
5.88%, 11/15/2024	1,255	1,254
7.75%, 7/1/2026	200	207
Entercom Media Corp. 6.50%, 5/1/2027(a)	45	47
Meredith Corp. 6.88%, 2/1/2026	15	15
Sirius XM Radio, Inc. 5.38%, 4/15/2025(a)	325	336
UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025(a)	200	206
Videotron Ltd. (Canada) 5.38%, 6/15/2024(a)	225	246

		10,853

Metals & Mining — 0.2%
Alcoa Nederland Holding BV 6.75%, 9/30/2024(a)	200	210
Gold Fields Orogen Holdings BVI Ltd. (South Africa) 4.88%, 10/7/2020(a)	1,005	1,022

		1,232

Multiline Retail — 0.2%
Neiman Marcus Group Ltd. LLC
14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024(a)(g)	169	78
8.00%, 10/25/2024(a)	33	9
8.75%, 10/25/2024(a)	454	128
Target Corp.
2.50%, 4/15/2026	750	770
3.63%, 4/15/2046	300	331

		1,316

Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co. 3.80%, 7/15/2048	500	543
Consolidated Edison Co. of New York, Inc.
4.45%, 3/15/2044	250	293
4.63%, 12/1/2054	350	422
Dominion Energy, Inc.
2.52%, 7/1/2020(i)	1,000	1,002
Series C, 4.90%, 8/1/2041	250	295
4.70%, 12/1/2044	250	292
DTE Energy Co. Series C, 3.50%, 6/1/2024	300	312
Sempra Energy 3.80%, 2/1/2038	500	515
TECO Finance, Inc. 5.15%, 3/15/2020	560	565

		4,239

Oil, Gas & Consumable Fuels — 2.8%
BP Capital Markets America, Inc. 3.02%, 1/16/2027	500	519
BP Capital Markets plc (United Kingdom)
2.52%, 1/15/2020	750	751
3.81%, 2/10/2024	500	532

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Brazos Valley Longhorn LLC 6.88%, 2/1/2025	30	23
Crestwood Midstream Partners LP 5.63%, 5/1/2027(a)	60	58
Denbury Resources, Inc. 9.25%, 3/31/2022(a)	71	59
Energy Transfer Operating LP 5.15%, 3/15/2045	300	304
Enterprise Products Operating LLC 7.55%, 4/15/2038	385	553
EP Energy LLC 9.38%, 5/1/2024(a)(f)	1,010	13
Exxon Mobil Corp.
2.44%, 8/16/2029	500	502
3.57%, 3/6/2045	300	328
Kinder Morgan, Inc.
3.05%, 12/1/2019	135	135
3.15%, 1/15/2023	750	766
5.05%, 2/15/2046	300	332
Marathon Petroleum Corp. 3.63%, 9/15/2024	1,000	1,048
MEG Energy Corp. (Canada) 7.00%, 3/31/2024(a)	532	522
MPLX LP 4.80%, 2/15/2029	860	931
Oasis Petroleum, Inc. 6.88%, 1/15/2023	41	38
Occidental Petroleum Corp. 3.50%, 8/15/2029	1,000	1,010
Petroleos Mexicanos (Mexico) 6.50%, 3/13/2027	1,000	1,046
Phillips 66 4.65%, 11/15/2034	250	294
Phillips 66 Partners LP
3.61%, 2/15/2025	500	520
3.75%, 3/1/2028	500	520
4.90%, 10/1/2046	300	339
Plains All American Pipeline LP 3.55%, 12/15/2029	500	482
Reliance Industries Ltd. (India) 4.13%, 1/28/2025(a)	500	530
Southwestern Energy Co. 7.50%, 4/1/2026	41	36
Sunoco Logistics Partners Operations LP 4.00%, 10/1/2027	500	510
Total Capital International SA (France) 2.83%, 1/10/2030	500	514
TransCanada PipeLines Ltd. (Canada) 6.10%, 6/1/2040	345	449
Valero Energy Corp. 3.40%, 9/15/2026	750	778
Valero Energy Partners LP 4.50%, 3/15/2028	500	549
Western Midstream Operating LP 4.50%, 3/1/2028	500	479
Williams Cos., Inc. (The)
7.88%, 9/1/2021	20	22
4.00%, 9/15/2025	500	526
5.75%, 6/24/2044	500	573

		16,591

Paper & Forest Products — 0.1%
Georgia-Pacific LLC 3.16%, 11/15/2021(a)	500	509

Personal Products — 0.0%(h)
Coty, Inc. 6.50%, 4/15/2026(a)	40	41
High Ridge Brands Co. 8.88%, 3/15/2025(a)	41	—	(j)

		41

Pharmaceuticals — 1.2%
Bausch Health Americas, Inc. 9.25%, 4/1/2026(a)	325	372
Bausch Health Cos., Inc.
5.88%, 5/15/2023(a)	93	94
7.00%, 3/15/2024(a)	284	297
6.13%, 4/15/2025(a)	172	179
5.50%, 11/1/2025(a)	300	314
9.00%, 12/15/2025(a)	46	52
7.00%, 1/15/2028(a)	65	71
Bayer US Finance II LLC (Germany)
3.38%, 7/15/2024(a)	500	512
4.20%, 7/15/2034(a)	400	422
Bristol-Myers Squibb Co.
2.88%, 8/15/2020(a)	500	503
3.40%, 7/26/2029(a)	600	644
4.13%, 6/15/2039(a)	300	347
GlaxoSmithKline Capital, Inc. (United Kingdom) 2.80%, 3/18/2023	750	768
Mallinckrodt International Finance SA 5.50%, 4/15/2025(a)	30	9
Merck & Co., Inc. 2.75%, 2/10/2025	500	515
Mylan NV 3.15%, 6/15/2021	1,000	1,011
Zoetis, Inc. 3.45%, 11/13/2020	750	759

		6,869

Professional Services — 0.1%
IHS Markit Ltd. 3.63%, 5/1/2024	500	521

Road & Rail — 1.0%
Avis Budget Car Rental LLC 5.25%, 3/15/2025(a)	155	159
Burlington Northern Santa Fe LLC 5.75%, 5/1/2040	500	680
Canadian National Railway Co. (Canada) 6.25%, 8/1/2034	300	414
CSX Corp. 3.40%, 8/1/2024	750	789
Hertz Corp. (The)
7.63%, 6/1/2022(a)	23	24
6.25%, 10/15/2022	290	293
5.50%, 10/15/2024(a)	56	57
Norfolk Southern Corp. 3.15%, 6/1/2027	500	524

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
Penske Truck Leasing Co. LP 3.38%, 2/1/2022(a)	500		510
Ryder System, Inc. 2.65%, 3/2/2020	500		501
Union Pacific Corp.
2.95%, 3/1/2022	1,500		1,533
3.38%, 2/1/2035	250		260

			5,744

Semiconductors & Semiconductor Equipment — 0.7%
Broadcom Corp. 3.63%, 1/15/2024	1,000		1,029
Intel Corp.
2.45%, 7/29/2020	1,000		1,004
2.88%, 5/11/2024	1,000		1,036
QUALCOMM, Inc. 2.90%, 5/20/2024	1,000		1,028
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026(a)	200		215

			4,312

Software — 0.8%
CA, Inc. 4.50%, 8/15/2023	250		260
CDK Global, Inc. 5.25%, 5/15/2029(a)	42		45
Infor US, Inc. 6.50%, 5/15/2022	1,165		1,187
Microsoft Corp.
2.88%, 2/6/2024	1,000		1,038
4.10%, 2/6/2037	500		591
4.00%, 2/12/2055	350		415
Oracle Corp.
3.40%, 7/8/2024	500		528
3.80%, 11/15/2037	300		330
4.38%, 5/15/2055	300		353

			4,747

Specialty Retail — 0.5%
Home Depot, Inc. (The)
2.63%, 6/1/2022	500		509
2.95%, 6/15/2029	500		523
3.90%, 6/15/2047	350		399
Lowe’s Cos., Inc. 3.65%, 4/5/2029	500		536
PetSmart, Inc.
7.13%, 3/15/2023(a)	255		230
8.88%, 6/1/2025(a)	41		36
Staples, Inc.
7.50%, 4/15/2026(a)	150		157
10.75%, 4/15/2027(a)	155		159
Tiffany & Co. 3.80%, 10/1/2024	500		533

			3,082

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc. 2.20%, 9/11/2029	1,250		1,232
Dell International LLC 5.30%, 10/1/2029(a)	500		554
Hewlett Packard Enterprise Co. 4.40%, 10/15/2022(i)	1,000		1,057

			2,843

Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc. 3.88%, 11/1/2045	300		347
Under Armour, Inc. 3.25%, 6/15/2026	500		479

			826

Tobacco — 0.6%
Altria Group, Inc.
2.63%, 1/14/2020	500		500
2.63%, 9/16/2026	750		743
3.88%, 9/16/2046	400		379
BAT Capital Corp. (United Kingdom) 3.22%, 8/15/2024	1,000		1,018
Philip Morris International, Inc.
2.38%, 8/17/2022	500		504
2.75%, 2/25/2026	500		509

			3,653

Trading Companies & Distributors — 0.1%
Air Lease Corp. 3.25%, 3/1/2025	500		513
United Rentals North America, Inc. 6.50%, 12/15/2026	250		273

			786

Water Utilities — 0.1%
Aquarion Co. 4.00%, 8/15/2024(a)	500		526

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico) 5.00%, 3/30/2020	197		199
Sprint Corp. 7.63%, 2/15/2025	645		706
T-Mobile USA, Inc.
6.38%, 3/1/2025	120		124
6.38%, 3/1/2025‡	120		—
6.50%, 1/15/2026	350		375
Vodafone Group plc (United Kingdom) 4.88%, 6/19/2049	500		566

			1,970

TOTAL CORPORATE BONDS (Cost $287,242)			297,705

MORTGAGE-BACKED SECURITIES — 27.1%
FHLMC Gold Pools, 20 Year Pool # G30450, 6.00%, 1/1/2029	7		7
FHLMC Gold Pools, 30 Year
Pool # C80364, 7.00%, 12/1/2025	2		2
Pool # C00464, 8.00%, 5/1/2026	1		1
Pool # C80409, 8.00%, 6/1/2026	—	(j)	—	(j)
Pool # D72441, 8.00%, 6/1/2026	1		1

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Pool # D72330, 8.00%, 7/1/2026	1	1
Pool # D78618, 7.50%, 2/1/2027	11	12
Pool # G02125, 6.00%, 2/1/2036	3	3
Pool # A53165, 6.00%, 10/1/2036	62	69
Pool # A56599, 6.00%, 1/1/2037	10	12
Pool # G08205, 6.00%, 6/1/2037	1	1
Pool # G03362, 6.00%, 9/1/2037	80	92
Pool # G03819, 6.00%, 1/1/2038	12	14
Pool # G08276, 6.00%, 6/1/2038	16	19
Pool # A80908, 6.00%, 8/1/2038	197	226
GNMA I, 30 Year Pool # 550851, 7.00%, 9/15/2031	117	135
GNMA I, Single Family, 30 Year
TBA, 3.00%, 12/15/2048(k)	11,350	11,665
TBA, 3.50%, 12/15/2049(k)	15,900	16,482
TBA, 4.00%, 12/15/2049(k)	10,960	11,487
FNMA UMBS, 30 Year
Pool # 505614, 6.50%, 7/1/2029	1	1
Pool # 508677, 6.50%, 8/1/2029	5	6
Pool # 520792, 6.50%, 11/1/2029	5	6
Pool # 787555, 6.50%, 2/1/2035	14	16
Pool # 787556, 7.00%, 2/1/2035	14	15
Pool # 787563, 6.50%, 3/1/2035	60	73
Pool # 787564, 7.00%, 3/1/2035	10	11
Pool # 924041, 6.00%, 5/1/2037	258	295
Pool # AY3845, 4.00%, 5/1/2045	2,630	2,873
Pool # AY8492, 4.00%, 6/1/2045	2,511	2,743
Pool # AZ0913, 4.00%, 6/1/2045	1,303	1,424
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 3.50%, 12/25/2033(k)	5,100	5,285
TBA, 2.50%, 12/25/2034(k)	3,600	3,631
TBA, 3.00%, 12/25/2034(k)	5,100	5,219
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 3.00%, 12/25/2049(k)	34,100	34,580
TBA, 3.50%, 12/25/2049(k)	39,500	40,546
TBA, 4.00%, 12/25/2049(k)	20,680	21,455

TOTAL MORTGAGE-BACKED SECURITIES (Cost $158,067)		158,408

U.S. GOVERNMENT AGENCY SECURITIES — 8.1%
FHLB
DN, 1.71%, 12/9/2019(l)	30,000	29,991
DN, 1.59%, 4/27/2020(l)	10,000	9,934
1.75%, 6/12/2020	2,600	2,602
2.88%, 9/13/2024	1,500	1,580
FNMA 1.88%, 9/24/2026	2,000	2,011
Israel Government AID Bond (Israel) 3.25%, 1/17/2028	1,000	1,079

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $47,072)		47,197

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.1%
Alternative Loan Trust
Series 2005-J3, Class 3A1, 6.50%, 9/25/2034	16	15
Series 2006-J2, Class A1, 2.21%, 4/25/2036(e)	84	47
Angel Oak Mortgage Trust Series 2019-6, Class A1, 2.62%, 11/25/2059(a)(e)	1,547	1,544
Angel Oak Mortgage Trust I LLC
Series 2018-1, Class A2, 3.31%, 4/27/2048(a)(e)	186	186
Series 2018-2, Class A2, 3.78%, 7/27/2048(a)(e)	179	181
Series 2019-1, Class A2, 4.02%, 11/25/2048(a)(e)	269	273
Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022(a)	382	385
Arroyo Mortgage Trust
Series 2018-1, Class A1, 3.76%, 4/25/2048(a)(e)	675	686
Series 2019-1, Class A2, 4.06%, 1/25/2049(a)(e)	477	486
Banc of America Funding Trust
Series 2005-B, Class 3M1, 2.40%, 4/20/2035‡(e)	454	453
Series 2014-R7, Class 1A1, 1.86%, 5/26/2036(a)(e)	64	62
Series 2014-R7, Class 2A1, 1.85%, 9/26/2036(a)(e)	39	39
Series 2015-R4, Class 5A1, 1.97%, 10/25/2036(a)(e)	275	268
Banc of America Mortgage Trust
Series 2005-A, Class 3A1, 5.00%, 2/25/2035(e)	6	6
Series 2007-3, Class 1A1, 6.00%, 9/25/2037	108	104

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Bunker Hill Loan Depositary Trust Series 2019-1, Class A2, 3.82%, 10/26/2048(a)(i)	103	104
CHL Mortgage Pass-Through Trust Series 2007-5, Class A6, 2.06%, 5/25/2037(e)	17	11
Citigroup Mortgage Loan Trust
Series 2014-12, Class 1A4, 2.14%, 8/25/2036(a)(e)	126	123
Series 2014-10, Class 1A1, 1.96%, 11/25/2036(a)(e)	50	49
Series 2014-10, Class 4A1, 1.99%, 2/25/2037(a)(e)	65	61
Series 2014-12, Class 2A4, 3.52%, 2/25/2037(a)(e)	51	52
Series 2014-C, Class A, 3.25%, 2/25/2054(a)(e)	116	116
COLT Mortgage Loan Trust Series 2018-1, Class A2, 2.98%, 2/25/2048(a)(e)	24	24
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M1, 2.46%, 4/25/2031‡(a)(e)	23	23
Series 2019-R01, Class 2M1, 2.56%, 7/25/2031(a)(e)	1,022	1,022
Series 2019-R02, Class 1M1, 2.56%, 8/25/2031‡(a)(e)	698	698
Series 2019-R03, Class 1M1, 2.46%, 9/25/2031(a)(e)	242	242
Series 2019-R04, Class 2M1, 2.46%, 6/25/2039‡(a)(e)	407	407
Series 2019-R04, Class 2M2, 3.81%, 6/25/2039(a)(e)	2,669	2,677
Series 2019-R05, Class 1M1, 2.46%, 7/25/2039(a)(e)	862	863
Series 2019-R05, Class 1M2, 3.71%, 7/25/2039(a)(e)	1,417	1,422
Series 2019-R07, Class 1M1, 2.48%, 10/25/2039(a)(e)	1,047	1,048
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-5, Class 4A1, 6.00%, 9/25/2034	116	121
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29, Class 7A1, 6.50%, 12/25/2033	30	30
CSMC
Series 2011-12R, Class 3A1, 3.97%, 7/27/2036(a)(e)	6	6
Series 2014-11R, Class 9A1, 1.96%, 10/27/2036(a)(e)	17	17
Series 2014-11R, Class 8A1, 7.37%, 4/27/2037(a)(e)	8	8
Deephave Residential Mortgage Trust Series 2019-2A, Class B1, 4.72%, 4/25/2059‡(a)(e)	187	190
Deephaven Residential Mortgage Trust
Series 2018-3A, Class A2, 3.89%, 8/25/2058(a)(e)	119	120
Series 2018-4A, Class A2, 4.18%, 10/25/2058(a)(e)	287	289
Series 2019-4A, Class B1, 3.99%, 10/25/2059(a)(e)	436	438
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 1A1, 2.21%, 2/25/2035(e)	6	6
FHLMC STACR
Series 2019-HQA3, Class M1, 2.46%, 9/25/2049(a)(e)	427	427
Series 2019-HQA3, Class M2, 3.56%, 9/25/2049(a)(e)	2,271	2,272
FHLMC STACR Trust
Series 2018-HQA2, Class M1, 2.46%, 10/25/2048(a)(e)	1,039	1,039
Series 2019-DNA1, Class M1, 2.61%, 1/25/2049(a)(e)	167	167
Series 2019-HQA1, Class M1, 2.61%, 2/25/2049(a)(e)	151	151
Series 2019-DNA3, Class M1, 2.44%, 7/25/2049(a)(e)	179	179
FHLMC Structured Agency Credit Risk Debt Notes
Series 2016-DNA2, Class M3, 6.36%, 10/25/2028(e)	901	967
Series 2016-HQA2, Class M2, 3.96%, 11/25/2028(e)	137	138
Series 2017-DNA1, Class M1, 2.91%, 7/25/2029(e)	467	468
Series 2017-HQA1, Class M1, 2.91%, 8/25/2029(e)	152	152
Series 2017-HQA2, Class M1, 2.51%, 12/25/2029(e)	349	349
Series 2017-DNA3, Class M1, 2.46%, 3/25/2030(e)	146	146
Series 2018-DNA1, Class M1, 2.16%, 7/25/2030(e)	163	162
Series 2018-HQA1, Class M1, 2.41%, 9/25/2030(e)	343	343
FHLMC, REMIC Series 2980, Class QB, 6.50%, 5/15/2035	32	38
FNMA Trust, Whole Loan Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	16	18
FNMA, Connecticut Avenue Securities
Series 2015-C03, Class 1M2, 6.71%, 7/25/2025(e)	747	810
Series 2015-C04, Class 1M2, 7.41%, 4/25/2028(e)	587	651
Series 2016-C01, Class 2M2, 8.66%, 8/25/2028(e)	319	346
Series 2016-C04, Class 1M1, 3.16%, 1/25/2029(e)	62	63
Series 2016-C05, Class 2M2, 6.16%, 1/25/2029(e)	1,165	1,226
Series 2016-C06, Class 1M1, 3.01%, 4/25/2029(e)	443	444
Series 2017-C01, Class 1M1, 3.01%, 7/25/2029(e)	223	224
Series 2017-C02, Class 2M1, 2.86%, 9/25/2029(e)	227	227

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Series 2017-C03, Class 1M1, 2.66%, 10/25/2029(e)	711	712
Series 2017-C04, Class 2M1, 2.56%, 11/25/2029(e)	382	382
Series 2017-C05, Class 1M1, 2.26%, 1/25/2030(e)	41	41
Series 2017-C06, Class 1M1, 2.46%, 2/25/2030(e)	313	313
Series 2017-C07, Class 1M1, 2.36%, 5/25/2030(e)	493	493
Series 2017-C07, Class 2M1, 2.36%, 5/25/2030(e)	109	109
Series 2018-C01, Class 1M1, 2.31%, 7/25/2030(e)	1,624	1,624
Series 2018-C02, Class 2M1, 2.36%, 8/25/2030(e)	37	37
Series 2018-C03, Class 1M1, 2.39%, 10/25/2030(e)	623	623
Series 2018-C04, Class 2M1, 2.46%, 12/25/2030(e)	117	117
Series 2018-C05, Class 1M1, 2.43%, 1/25/2031(e)	1,617	1,618
Series 2018-C06, Class 1M1, 2.26%, 3/25/2031(e)	6	6
Series 2018-C06, Class 2M1, 2.26%, 3/25/2031(e)	158	158
GCAT Trust Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(a)(e)	1,061	1,059
GSMSC Resecuritization Trust Series 2014-1R, Class 1A, 2.19%, 4/26/2037(a)(e)	31	31
GSR Mortgage Loan Trust Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	113	121
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 4.03%, 12/19/2034(e)	6	6
Series 2006-9, Class 2A1A, 1.94%, 11/19/2036(e)	62	57
Homeward Opportunities Fund I Trust Series 2018-1, Class A2, 3.90%, 6/25/2048(a)(e)	249	251
Impac CMB Trust Series 2005-1, Class 2A1, 2.22%, 4/25/2035(e)	231	229
JP Morgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	113	102
MASTR Alternative Loan Trust Series 2005-5, Class 3A1, 5.75%, 8/25/2035	121	98
New Residential Mortgage Loan Trust Series 2018-NQM1, Class A2, 4.09%, 11/25/2048(a)(e)	226	229
Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 2.38%, 12/26/2036(a)(e)	41	40
RALI Trust Series 2006-QS11, Class 1A1, 6.50%, 8/25/2036	619	573
RBSSP Resecuritization Trust Series 2012-6, Class 10A2, 1.97%, 8/26/2036(a)(e)	261	256
RESI Finance LP (Cayman Islands) Series 2003-D, Class B3, 3.06%, 12/10/2035‡(a)(e)	48	43
Residential Asset Securitization Trust
Series 2005-A15, Class 1A7, 6.00%, 2/25/2036	149	154
Series 2006-R1, Class A2, 2.11%, 1/25/2046(e)	659	282
Residential Mortgage Loan Trust Series 2019-1, Class A2, 4.09%, 10/25/2058(a)(e)	412	418
RFMSI Trust Series 2006-S9, Class A1, 6.25%, 9/25/2036	131	129
SG Residential Mortgage Trust Series 2018-1, Class A2, 3.58%, 4/27/2048(a)(e)	40	40
STACR Trust
Series 2018-DNA2, Class M1, 2.51%, 12/25/2030‡(a)(e)	599	599
Series 2018-HRP1, Class M2, 3.36%, 4/25/2043(a)(e)	1,308	1,312
Series 2018-HRP2, Class M1, 2.56%, 2/25/2047‡(a)(e)	85	85
Starwood Mortgage Residential Trust
Series 2018-IMC1, Class A2, 3.89%, 3/25/2048(a)(e)	274	277
Series 2018-IMC2, Class A2, 4.22%, 10/25/2048(a)(e)	208	212
Series 2019-1, Class A1, 2.94%, 6/25/2049(a)(e)	673	674
Thornburg Mortgage Securities Trust Series 2007-4, Class 3A1, 4.05%, 9/25/2037(e)	4	4
Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021(a)(i)	230	232
Verus Securitization Trust
Series 2017-2A, Class A2, 2.64%, 7/25/2047(a)(e)	56	56
Series 2018-1, Class A2, 3.03%, 2/25/2048(a)(e)	38	38
Series 2018-INV1, Class B1, 4.55%, 3/25/2058‡(a)(e)	158	158
Series 2018-2, Class A2, 3.78%, 6/1/2058(a)(e)	156	157
Series 2018-3, Class A2, 4.18%, 10/25/2058(a)(e)	242	245
Series 2018-INV2, Class A2, 4.40%, 10/25/2058(a)(e)	293	298
Series 2019-2, Class A1, 3.21%, 5/25/2059(a)(e)	441	445
Series 2019-INV2, Class B1, 4.45%, 7/25/2059‡(a)(e)	150	151

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-7, Class 1A2, 2.16%, 9/25/2035(e)	14	11

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $40,997)		41,214

ASSET-BACKED SECURITIES — 3.9%
ABFC Trust Series 2006-OPT2, Class A2, 1.85%, 10/25/2036‡(e)	237	228
ACE Securities Corp. Home Equity Loan Trust Series 2006-FM1, Class A2B, 1.80%, 7/25/2036‡(e)	217	75
American Airlines Pass-Through Trust Series 2017-1, Class AA, 3.65%, 2/15/2029	438	465
Capital One Multi-Asset Execution Trust Series 2015-A3, Class A3, 2.17%, 3/15/2023(e)	540	541
Carrington Mortgage Loan Trust
Series 2005-NC5, Class M1, 2.19%, 10/25/2035‡(e)	138	138
Series 2007-RFC1, Class A2, 1.81%, 12/25/2036‡(e)	23	23
Series 2007-HE1, Class A2, 1.86%, 6/25/2037‡(e)	105	105
Citibank Credit Card Issuance Trust
Series 2017-A4, Class A4, 1.99%, 4/7/2022(e)	263	263
Series 2016-A3, Class A3, 2.26%, 12/7/2023(e)	369	371
Series 2017-A7, Class A7, 2.13%, 8/8/2024(e)	1,488	1,491
Series 2018-A2, Class A2, 2.05%, 1/20/2025(e)	2,737	2,737
Countrywide Asset-Backed Certificates
Series 2007-2, Class 2A3, 1.85%, 8/25/2037‡(e)	178	176
Series 2007-8, Class 2A3, 1.90%, 11/25/2037‡(e)	619	614
Credit-Based Asset Servicing & Securitization LLC Series 2006-CB8, Class A1, 1.85%, 10/25/2036‡(e)	129	119
CWABS Asset-Backed Certificates Trust Series 2006-18, Class 2A2, 1.87%, 3/25/2037‡(e)	308	306
CWABS Revolving Home Equity Loan Trust
Series 2004-I, Class A, 2.06%, 2/15/2034‡(e)	10	10
Series 2004-K, Class 2A, 2.07%, 2/15/2034‡(e)	9	9
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 2.46%, 3/25/2034‡(e)	151	151
Series 2004-1, Class M2, 2.53%, 3/25/2034‡(e)	39	39
Series 2004-1, Class 3A, 2.27%, 4/25/2034‡(e)	10	9
Discover Card Execution Note Trust
Series 2017-A3, Class A3, 2.00%, 10/17/2022(e)	258	258
Series 2018-A3, Class A3, 2.00%, 12/15/2023(e)	914	914
Series 2019-A2, Class A, 2.04%, 12/15/2023(e)	980	981
Series 2017-A1, Class A1, 2.26%, 7/15/2024(e)	375	377
FBR Securitization Trust Series 2005-2, Class M2, 2.46%, 9/25/2035‡(e)	527	529
First Franklin Mortgage Loan Trust Series 2006-FF14, Class A5, 1.87%, 10/25/2036‡(e)	525	518
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027(a)	1,759	1,759
FREED ABS Trust Series 2019-1, Class B, 3.87%, 6/18/2026‡(a)	195	198
Fremont Home Loan Trust Series 2005-1, Class M4, 2.73%, 6/25/2035‡(e)	123	123
GSAA Home Equity Trust
Series 2006-1, Class A2, 1.93%, 1/25/2036‡(e)	214	103
Series 2007-2, Class AF4A, 5.98%, 3/25/2037(i)	358	161
Series 2007-7, Class 1A2, 1.89%, 7/25/2037‡(e)	107	104
GSAMP Trust
Series 2005-WMC1, Class M1, 2.44%, 9/25/2035‡(e)	79	79
Series 2006-FM1, Class A1, 1.87%, 4/25/2036‡(e)	152	114
Series 2006-HE3, Class A2C, 1.87%, 5/25/2046(e)	123	121
Series 2007-HE1, Class A2C, 1.86%, 3/25/2047‡(e)	195	192
JP Morgan Mortgage Acquisition Trust Series 2006-CW2, Class AV4, 1.86%, 8/25/2036‡(e)	7	7
Long Beach Mortgage Loan Trust
Series 2004-1, Class M2, 2.53%, 2/25/2034‡(e)	40	39
Series 2006-WL1, Class 2A4, 2.39%, 1/25/2046(e)	209	209
MASTR Asset-Backed Securities Trust
Series 2005-WF1, Class M4, 2.59%, 6/25/2035(e)	368	369
Series 2006-HE4, Class A2, 1.82%, 11/25/2036‡(e)	82	38
Series 2006-HE4, Class A3, 1.86%, 11/25/2036‡(e)	105	49

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-HE3, Class M4, 2.68%, 7/25/2035‡(e)	104	104
Series 2007-HE7, Class A2B, 2.71%, 7/25/2037‡(e)	82	82
New Century Home Equity Loan Trust
Series 2005-1, Class M1, 2.38%, 3/25/2035‡(e)	566	567
Series 2006-2, Class A2B, 1.87%, 8/25/2036‡(e)	87	84
Nissan Auto Receivables Owner Trust Series 2018-C, Class A3, 3.22%, 6/15/2023	1,363	1,389
NovaStar Mortgage Funding Trust
Series 2006-4, Class A2C, 1.86%, 9/25/2036‡(e)	151	82
Series 2006-4, Class A2D, 1.96%, 9/25/2036‡(e)	16	9
Series 2007-1, Class A1A, 1.84%, 3/25/2037‡(e)	258	189
OneMain Financial Issuance Trust
Series 2018-1A, Class C, 3.77%, 3/14/2029‡(a)	198	201
Series 2019-1A, Class B, 3.79%, 2/14/2031‡(a)	371	381
Series 2017-1A, Class C, 3.35%, 9/14/2032‡(a)	110	111
Series 2017-1A, Class D, 4.52%, 9/14/2032‡(a)	1,100	1,111
Ownit Mortgage Loan Trust Series 2006-1, Class AV, 1.94%, 12/25/2035‡(e)	137	136
Park Place Securities, Inc. Series 2005-WHQ4, Class M1, 2.18%, 9/25/2035‡(e)	203	203
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WHQ3, Class M3, 2.41%, 6/25/2035‡(e)	286	286
RASC Trust Series 2007-KS3, Class AI3, 1.96%, 4/25/2037‡(e)	96	96
Regional Management Issuance Trust
Series 2018-1, Class A, 3.83%, 7/15/2027(a)	372	374
Series 2018-2, Class A, 4.56%, 1/18/2028(a)	280	286
Securitized Asset-Backed Receivables LLC Trust Series 2006-NC3, Class A1, 1.85%, 9/25/2036‡(e)	112	83
Soundview Home Loan Trust Series 2007-OPT3, Class 2A3, 1.89%, 8/25/2037‡(e)	240	232
Springleaf Funding Trust Series 2017-AA, Class B, 3.10%, 7/15/2030(a)	224	225
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC5, Class A4, 1.88%, 12/25/2036‡(e)	49	48
Towd Point Mortgage Trust
Series 2017-6, Class A1, 2.75%, 10/25/2057‡(a)(e)	296	299
Series 2019-HY2, Class A1, 2.71%, 5/25/2058(a)(e)	1,055	1,058

TOTAL ASSET-BACKED SECURITIES (Cost $22,570)		22,748

U.S. TREASURY OBLIGATIONS — 2.4%
U.S. Treasury Bonds
4.50%, 2/15/2036	1,300	1,762
3.00%, 2/15/2048	4,730	5,514
3.00%, 8/15/2048	290	339
3.00%, 2/15/2049	3,500	4,095
2.25%, 8/15/2049	2,360	2,381

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,677)		14,091

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
Commercial Mortgage Trust
Series 2012-CR3, Class A3, 2.82%, 10/15/2045	1,222	1,237
Series 2012-CR5, Class A3, 2.54%, 12/10/2045	815	823
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046(a)(e)	145	145
Lehman Brothers Small Balance Commercial Mortgage Trust Series 2007-2A, Class 1A3, 1.98%, 6/25/2037(a)(e)	188	186
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4, 3.09%, 8/10/2049	730	745
Velocity Commercial Capital Loan Trust
Series 2015-1, Class M3, 7.05%, 6/25/2045(a)(e)	131	134
Series 2015-1, Class M5, 8.29%, 6/25/2045‡(a)(e)	100	105
Series 2016-1, Class M3, 6.81%, 4/25/2046‡(a)(e)	104	108
Series 2016-1, Class M5, 9.02%, 4/25/2046‡(a)(e)	154	167
Series 2016-1, Class M7, 9.02%, 4/25/2046‡(a)(e)	185	191
Series 2016-2, Class M3, 5.50%, 10/25/2046‡(e)	100	102
Series 2017-1, Class AFL, 2.96%, 5/25/2047(a)(e)	257	258
Series 2017-1, Class M3, 5.35%, 5/25/2047‡(a)(e)	100	103

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
Series 2017-2, Class M4, 5.00%, 11/25/2047‡(a)(e)	75		75
Series 2018-2, Class M2, 4.51%, 10/26/2048‡(a)(e)	97		99
Series 2018-2, Class M3, 4.72%, 10/26/2048‡(a)(e)	98		101
Series 2018-2, Class M4, 5.32%, 10/26/2048‡(a)(e)	209		214
Series 2019-2, Class M1, 3.26%, 7/25/2049‡(a)(e)	191		192

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,891)			4,985

FOREIGN GOVERNMENT SECURITIES — 0.3%
Export-Import Bank of Korea (South Korea) 2.25%, 1/21/2020	750		750
Korea Development Bank (The) (South Korea) 3.38%, 3/12/2023	750		779

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $1,497)			1,529

	Shares (000)
CLOSED END FUNDS — 0.2%
BlackRock Corporate High Yield Fund, Inc.	52		578
Blackstone/GSO Strategic Credit Fund	17		242
Eaton Vance Floating-Rate Income Trust	8		104
Eaton Vance Senior Income Trust	10		64
Invesco Dynamic Credit Opportunities Fund	12		132
Nuveen Credit Strategies Income Fund	15		110
Nuveen Floating Rate Income Opportunity Fund	7		69
PGIM Global High Yield Fund, Inc.	12		171

TOTAL CLOSED END FUNDS (Cost $1,422)			1,470

	Principal Amount ($000)
LOAN ASSIGNMENTS — 0.1% (m)
Health Care Providers & Services — 0.0%(h)
Air Medical Group Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.95%, 3/14/2025(b)	104		97

Media — 0.0%(h)
UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.96%, 4/29/2026(b)	137		137

Specialty Retail — 0.1%
Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038‡(b)(n)	252		429
Petco Animal Supplies, Inc., 1st Lien Term Loan B-1 (ICE LIBOR USD 3 Month + 3.25%), 5.18%, 1/26/2023(b)	63		50
PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 5.77%, 3/11/2022(b)	175		170

			649

TOTAL LOAN ASSIGNMENTS (Cost $717)			883

	Shares (000)
COMMON STOCKS — 0.1%
Chemicals — 0.1%
Reichhold , Inc.*‡	—	(j)	483

Equity Real Estate Investment Trusts (REITs) — 0.0%(h)
VICI Properties, Inc.	7		175

Specialty Retail — 0.0%(h)
Claire’s Stores, Inc.*‡	—	(j)	124

TOTAL COMMON STOCKS (Cost $455)			782

PREFERRED STOCKS — 0.1%
Internet & Direct Marketing Retail — 0.0%(h)
MYT Holding Co. 10.00%, 6/7/2029*(a)	99		82

Specialty Retail — 0.1%
Claire’s Stores, Inc.*‡	—	(j)	235

TOTAL PREFERRED STOCKS (Cost $177)			317

	Principal Amount ($000)
CONVERTIBLE BONDS — 0.0%(h)
Oil, Gas & Consumable Fuels — 0.0%(h)
Chesapeake Energy Corp. 5.50%, 9/15/2026(i) (Cost $130)	130		57

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Investments	No. of Warrants (000)		Value ($000)
WARRANTS — 0.0%
Road & Rail — 0.0%
Jack Cooper Enterprises, Inc.expiring 10/29/2027, price 1.00 USD*‡ (Cost $—)	—	(j)	—

	Principal Amount ($000)
SHORT-TERM INVESTMENTS — 23.8%
COMMERCIAL PAPER — 7.8%
Bank of China Ltd. (China) 2.24%, 1/22/2020(l)	12,000		11,960
DBS Bank Ltd. (Singapore) 2.03%, 12/27/2019(a)(l)	5,000		4,994
Kells Funding LLC 2.02%, 3/11/2020(a)(l)	5,000		4,973
Macquarie Bank Ltd. (Australia) 1.91%, 2/27/2020(a)(l)	3,600		3,583
Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.21%), 2.27%, 1/8/2020(a)(b)	5,000		5,001
Toronto-Dominion Bank (The) (Canada) 1.89%, 2/26/2020(a)(l)	3,000		2,986
Versailles Commercial Paper LLC 2.01%, 2/6/2020(a)(l)	12,000		11,957

TOTAL COMMERCIAL PAPER (Cost $45,451)			45,454

	Shares (000)
INVESTMENT COMPANIES — 11.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.53%(o)(p) (Cost $65,483)	65,483		65,483

	Principal Amount ($000)
REPURCHASE AGREEMENTS — 1.9%
Citigroup Global Markets Holdings, Inc., 2.00%, dated 11/29/2019, due 1/14/2020, repurchase price $1,303, collateralized by Corporate Notes and Bonds, 4.61% - 6.96%, due 10/25/2023 - 9/25/2024, Sovereign Government Securities, 5.38%, due 3/22/2030, with the value of $1,404.	1,300		1,300
Citigroup Global Markets Holdings, Inc., 2.15%, dated 11/29/2019, due 3/5/2020, repurchase price $1,810, collateralized by Corporate Notes and Bonds, 1.96% - 2.47%, due 8/25/2035 - 1/25/2037, with the value of $1,980.	1,800		1,800
Merrill Lynch Pierce Fenner & Smith, Inc., 1.95%, dated 11/29/2019, due 2/6/2020, repurchase price $3,212, collateralized by Corporate Notes and Bonds, 0.00%, due 1/9/2020, with the value of $3,360.	3,200		3,200
Societe Generale SA, 1.82%, dated 11/29/2019, due 12/4/2019, repurchase price $5,001, collateralized by Corporate Notes and Bonds, 2.15% - 12.00%, due 11/16/2020 - 10/15/2093, Sovereign Government Securities, 6.00% - 8.63%, due 3/25/2027 - 2/28/2029 with the value of $5,402.	5,000		5,000

TOTAL REPURCHASE AGREEMENTS (Cost $11,300)			11,300

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bills
1.51%, 2/6/2020(l)(q)	1,856		1,851
1.85%, 2/27/2020(l)	15,000		14,943

TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,783)			16,794

TOTAL SHORT-TERM INVESTMENTS (Cost $139,017)			139,031

Total Investments — 125.1% (Cost $716,931)			730,417
Liabilities in Excess of Other Assets — (25.1)%			(146,624)

Net Assets — 100.0%			583,793

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-backed securities
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2019.
(c)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2019.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2019.
(f)	Defaulted security.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Amount rounds to less than 0.1% of net assets.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2019.
(j)	Amount rounds to less than one thousand.
(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	The rate shown is the effective yield as of November 30, 2019.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of November 30, 2019.
(q)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Futures contracts outstanding as of November 30, 2019 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
3 Month Eurodollar	3	12/2019	USD	736	7
U.S. Treasury 2 Year Note	142	03/2020	USD	30,615	(6)
U.S. Treasury 5 Year Note	74	03/2020	USD	8,804	(2)
U.S. Treasury 10 Year Note	129	03/2020	USD	16,690	(16)
U.S. Treasury 10 Year Ultra Note	76	03/2020	USD	10,810	(9)
U.S. Treasury Long Bond	47	03/2020	USD	7,474	2
U.S. Treasury Ultra Bond	161	03/2020	USD	30,238	120

					96

Short Contracts
U.S. Treasury 2 Year Note	(9)	03/2020	USD	(1,940)	1
U.S. Treasury 5 Year Note	(6)	03/2020	USD	(714)	— (a)
U.S. Treasury 10 Year Note	(10)	03/2020	USD	(1,294)	1

					2

					98

Abbreviations
USD	United States Dollar
(a)	Amount rounds to less than one thousand.

Forward foreign currency exchange contracts outstanding as of November 30, 2019 (amounts in thousands):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	760	EUR	680	Goldman Sachs International	2/6/2020	7

Total unrealized appreciation						7

JPY	159,930	USD	1,478	Goldman Sachs International	2/6/2020	(10)

Total unrealized depreciation						(10)

Net unrealized depreciation						(3)

Abbreviations
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Over- the- Counter (“OTC”) Credit default swap contracts outstanding - buy protection(a) as of November 30, 2019 (amounts in thousands):

Reference Obligation/ Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(b)	Notional Amount(c)	Upfront Payments (Receipts) ($)(d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.47	USD 60	12	(10)	2
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.47	USD 40	8	(6)	2
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.47	USD 60	18	(16)	2
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.47	USD 30	8	(7)	1
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.47	USD 60	15	(13)	2
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	42.47	USD 180	153	(152)	1
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	42.47	USD 210	168	(166)	2

							382	(370)	12

CMBX.NA.A.6	2.00	Monthly	Barclays Bank plc	5/11/2063	1.56	USD 80	(1)	— (e)	(1)
CMBX.NA.A.6	2.00	Monthly	Citibank, NA	5/11/2063	1.56	USD 90	(1)	— (e)	(1)
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	1.56	USD 90	(1)	— (e)	(1)
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	1.56	USD 90	(2)	1	(1)
CMBX.NA.A.6	2.00	Monthly	Morgan Stanley	5/11/2063	1.56	USD 80	(1)	0	(1)

							(6)	1	(5)

							376	(369)	7

Centrally Cleared Credit default swap contracts outstanding - buy protection(a) as of November 30, 2019 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(b)	Notional Amount(c)	Upfront Payments (Receipts) ($)(d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.EM.32-V1	1.00	Quarterly	12/20/2024	2.04	USD 2,970	146	(9)	137

CDX.NA.HY.33-V1	5.00	Quarterly	12/20/2024	3.25	USD 2,180	(126)	(64)	(190)
CDX.NA.IG.33-V1	1.00	Quarterly	12/20/2024	0.50	USD 4,360	(84)	(30)	(114)
iTraxx.Europe.Main.32-V1	1.00	Quarterly	12/20/2024	0.48	EUR 8,240	(202)	(56)	(258)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	12/20/2024	0.39	USD 2,880	(76)	(16)	(92)
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	12/20/2024	0.92	USD 3,360	27	(47)	(20)

						(461)	(213)	(674)

						(315)	(222)	(537)

(a)	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

(b)	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)	Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
(e)	Amount rounds to less than one thousand.

OTC Total return swap contracts outstanding as of November 30, 2019 (amounts in thousands):

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/Received	Counterparty	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
IOS Index 4.00% 30 year Fannie Mae Pools (2011)	4.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Bank of America NA	1/12/2042	USD 1,700	(6)	8	2
IOS Index 4.00% 30 year Fannie Mae Pools (2011)	4.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Citibank, NA	1/12/2042	USD 1,540	(2)	2	—	(a)
IOS Index 5.00% 30 year Fannie Mae Pools (2010)	5.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Citibank, NA	1/12/2041	USD 2,020	(6)	7	1
IOS Index 5.00% 30 year Fannie Mae Pools (2010)	5.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Credit Suisse International	1/12/2041	USD 704	(1)	1	—	(a)

							(15)	18	3

Abbreviations
ABX	Asset-Backed Securities Index
CDX	Credit Default Swap Index
CMBX	Commercial Mortgage-Backed Securities Index
EUR	Euro
LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Summary of total swap contracts outstanding as of November 30, 2019 (amounts in thousands):

	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	382	12
OTC Total return swap contracts outstanding	(15)	3

Total OTC swap contracts outstanding	367	15

Liabilities
OTC Credit default swap contracts outstanding - buy protection	(6)	(5)

Total OTC swap contracts outstanding	(6)	(5)

A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Chemicals	$—	$—	$483		$483
Specialty Retail	—	—	124		124
Other Common Stocks	175	—	—		175

Total Common Stocks	175	—	607		782

Preferred Stocks
Specialty Retail	—	—	235		235
Other Preferred Stocks	—	82	—		82

Total Preferred Stocks	—	82	235		317

Debt Securities
Asset-Backed Securities	—	14,349	8,399		22,748
Collateralized Mortgage Obligations	—	38,407	2,807		41,214
Commercial Mortgage-Backed Securities	—	3,528	1,457		4,985
Convertible Bonds	—	57	—		57
Corporate Bonds
Chemicals	—	2,902	—	(a)	2,902
Wireless Telecommunication Services	—	1,970	—	(a)	1,970
Other Corporate Bonds	—	292,833	—		292,833

Total Corporate Bonds	—	297,705	—	(a)	297,705

Foreign Government Securities	—	1,529	—		1,529
Mortgage-Backed Securities	—	158,408	—		158,408
U.S. Government Agency Securities	—	47,197	—		47,197
U.S. Treasury Obligations	—	14,091	—		14,091
Closed End Funds	1,470	—	—		1,470
Loan Assignments
Specialty Retail	—	220	429		649
Other Loan Assignments	—	234	—		234

Total Loan Assignments	—	454	429		883

Warrants	—	—	—	(a)	— (a)
Short-Term Investments
Commercial Paper	—	45,454	—		45,454
Investment Companies	65,483	—	—		65,483
Repurchase Agreements	—	11,300	—		11,300
U.S. Treasury Obligations	—	16,794	—		16,794

Total Short-Term Investments	65,483	73,548	—		139,031

Total Investments in Securities	$67,128	$649,355	$13,934		$730,417

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange	$—	$7	$—		$7
Futures Contracts	131	—	—		131
Swaps	—	19	—		19

Total Appreciation in Other Financial Instruments	$131	$26	$—		$157

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange	$—	$(10)	$—		$(10)
Futures Contracts	(33)	—	—		(33)
Swaps	—	(592)	—		(592)

Total Depreciation in Other Financial Instruments	$(33)	$(602)	$—		$(635)

(a)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of February 28, 2019		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2019
Investments in Securities
Asset-Backed Securities	$8,520		$4	$14	$23		$1,762	$(1,924)	$—	$—	$8,399
Collateralized Mortgage Obligations	2,541		2	25	—	(a)	4,775	(3,352)	—	(1,184)	2,807
Commercial Mortgage-Backed Securities	1,196		— (a)	(5)	—	(a)	296	(30)	—	—	1,457
Common Stocks — Chemicals	408		—	76	—		—	(1)	—	—	483
Common Stocks — Specialty Retail	198		—	(73)	—		—	(1)	—	—	124
Corporate Bonds — Capital Markets	—	(a)	(2,016)	2,016	—		—	—	—	—	—	(a)
Corporate Bonds — Chemicals	—	(b)	—	—	—		—	—	—	—	—	(b)
Corporate Bonds — Wireless Telecommunication Services	—	(b)	—	—	—		—	—	—	—	—	(b)
Loan Assignments — Specialty Retail	379		—	50	—		—	—	—	—	429
Preferred Stocks — Specialty Retail	222		—	13	—		—	—	—	—	235
Warrants — Road & Rail	—	(b)	—	—	—		—	—	—	—	—	(b)

Total	$13,464		$(2,010)	$2,116	$23		$6,833	$(5,308)	$—	$(1,184)	$13,934

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

The change in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2019, which were valued using significant unobservable inputs (level 3) amounted to approximately $132,000.

There were no significant transfers into or out of level 3 during the period ended November 30, 2019.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at November 30, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(d)
	$483		Market Comparable Companies	EBITDA Multiple (a)	6.8x (6.8x)

Common Stock	483

	0	(c)	Market Comparable Companies	Discount for lack of marketability (b)	100.00% (100.00%)

Corporate Bond	0

	8,400		Discounted Cash Flow	Constant Prepayment Rate	0.00% — 35.00% (11.79%)
				Constant Default Rate	0.00% — 6.72% (2.53%)
				Yield (Discount Rate of Cash Flows)	2.03% — 5.41% (2.81%)

Asset-Backed Securities	8,400

	2,607		Discounted Cash Flow	Constant Prepayment Rate	9.79% — 25.00% (11.64%)
				Constant Default Rate	0.00% — 6.55% (1.14%)
				Yield (Discount Rate of Cash Flows)	2.35% — 4.10% (2.68%)

Collateralized Mortgage Obligations	2,607

	1,158		Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
				Constant Default Rate	0.00% — 7.00% (3.38%)
				Yield (Discount Rate of Cash Flows)	3.10% — 5.34% (4.21%)

Commercial Mortgage-Backed Securities	1,158

	0		Terms of Exchange Offer	Expected Recovery	0.00% (0.00%)

Warrants	0

Total	$12,648

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At November 30, 2019, the value of these investments was approximately $1,286,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note A.

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(d)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below. Amounts in the table below are in thousands.

For the period ended November 30, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2019	Shares at November 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.53%(a)(b)	$49,087	$362,158	$345,762	$—	$—	$65,483	65,483	$821	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2019.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the fund.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Notes (1) — (3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in appreciation or depreciation. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including credit default and total return, to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A, an affiliate of the Fund, which provides collateral management service to the Fund.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over-the-counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund may be required to post or receive collateral for OTC Swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Total Return Swaps

The Fund used total return swaps to gain long and/or short exposure to an underlying index. To the extent the total return of the index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying index and interest rate obligations.